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                                                                EXHIBIT 10.3(22)



                                SECOND AMENDMENT
                                       TO
                  MASTER DEFINED CONTRIBUTION TRUST AGREEMENT


         A. H. Belo Corporation (the "Corporation"), Mellon Bank, N.A. ("Mellon"), and U. S. Trust Company of California, N. A. ("U. S. Trust"), hereby agree to amend the Master Defined Contribution Trust Agreement (the "Master Trust") by and between A. H. Belo Corporation and Mellon Bank, N.A., dated as of December 22, 1992 and effective as of January 1, 1993, as amended effective March 3, 1995 as follows, effective as of this 28th day of February, 1996:

         1. All references in the Master Trust to "Mellon Bank, N.A." are hereby amended to refer to "U. S. Trust Company of California, N.A."

         2. Exhibit B is hereby amended by the addition of the following plan: "A. H. Belo Corporation Employee Thrift Plan".

         IN WITNESS WHEREOF, this Second Amendment is executed this 28th day of February, 1996.


                                        A. H. BELO CORPORATION

                                        By:  /s/ VICKY C. TEHERANI
                                           -----------------------------------
                                             Vicky C. Teherani
                                             Vice President & Controller



                           ACCEPTANCE OF APPOINTMENT

         By executing this Second Amendment, U. S. Trust Company of California, N.A. hereby accepts its appointment as successor Master Trustee pursuant to
Section 14.3 of the Master Trust and shall be vested with all the rights, powers, duties, privileges and immunities as successor Master Trustee as if originally designated as Master Trustee in the Master Trust.


                                        U. S. TRUST COMPANY
                                        OF CALIFORNIA, N.A.

                                        By:  /s/ CHARLES E. WERT
                                           -----------------------------------
                                             Charles E. Wert
                                             Executive Vice President
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                             CONSENT OF MELLON BANK


         By executing this Second Amendment, Mellon Bank, N.A. hereby accepts its removal as Master Trustee effective as of the date of U. S. Trust's appointment as successor Master Trustee, consents to waive the 60-day notice period provided in Section 14.2 of the Master Defined Contribution Trust Agreement (the "Master Trust") and consents to the amendment of the Master Trust as provided herein.


                                        MELLON BANK

                                        By: /s/
                                           -----------------------------------
                                        Name:
                                        Title: